AMENDMENT NUMBER THREE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                                     PENSION PLAN


               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Pension Plan (the "Plan") effective September 1, 1985, said Plan has been amended from time to time, and said Plan was amended and restated on December 28, 1994, effective January 1, 1989;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan as required or allowed by the Family and Medical Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Retirement Protection Act of 1994, and the Small Business Job Protection Act of 1996; to clarify the employees who are eligible to participate; to revise the commencement of participation date; to change "Year of Service" from an elapsed time method to an Hours of Service method for the purpose of eligibility and vesting; and to make further clarifications:

               NOW, THEREFORE, as authorized by Section 11.1 and resolution of the Board of Directors, the Plan is hereby amended, effective as of the date executed, unless stated otherwise, as follows:

                                          I.

               Article I, Section 1.2, Actuarial Equivalent, is amended and restated, effective January 1, 1997, to read as follows:

                         1.2  Actuarial  Equivalent  shall mean a
                    benefit of equivalent current value to the benefit which otherwise would have been provided to the Participant, determined on the basis of (a) the UP-1984 Mortality Table set forward one year for males, set back four years for females and weighted 95% male and 5% female and (b) 7.0% annual interest. Provided, however, that the interest factor used in determining a lump sum value shall be as follows: (i) prior to 1997, the interest rate used by the Pension Benefit Guaranty Corporation as of January 1 of the calendar year in which the determination date occurs; and (ii) on or after January 1, 1997, the Applicable Interest Rate. The Applicable Interest Rate is the annual rate of interest on 30-year Treasury securities for the second calendar month preceding the Plan Year in which the date of determination occurs. Further, on or after January 1, 1997, the determination of a lump sum benefit shall be based on the Applicable Mortality Table. The Applicable Mortality Table is the mortality table prescribed in Revenue Ruling 95-6 or any successor publication of the Service. However, the determination of the annuitized value of the Participant's account under the Avondale ESOP for purposes of Section 4.1(a)(iv) and Section 4.1(b)(iii) of the Plan shall be based on no mortality and 7% annual interest for the period, if any, from
                    (i) the date the Participant terminates employment with the Participating Employer or Non-Participating Employer, retires or becomes totally and permanently disabled, whichever is earlier, to (ii) the Participant's Normal Retirement Date.

                                         II.

               The family aggregation rules under Code Section 401(a)(17) and 414(q)(6) are hereby deleted for all Plan Years beginning after 1996. This applies to the third and fourth sentence of the third paragraph of Section 1.10, Compensation. These sentences continue to apply for Plan Years beginning prior to January 1, 1997.

                                         III.

               Article I, Section 1.10, Compensation is amended, effective October 13, 1994, to add the following paragraph at the end, to read as follows:

                         The  Compensation of a Returning Veteran
                    for a prior year in which a makeup contribution is required under the Uniformed Services Employment and Reemployment Rights
                    Act shall be (a) the pay the Returning Veteran would have received if not in the Uniformed Services (including wage increases and bonuses) or (b) if it is not "reasonably certain" what the pay rate during the Uniformed Services would have been, the Returning Veteran's average earnings during the twelve months (or shorter period, if applicable) prior to the Service in the Uniformed Services.

                                         IV.

               Article I, Section 1.11, Compensation Year, is amended and restated, effective January 1, 1997, to read as follows:

                         1.11  Compensation  Year shall mean each
                    calendar year in which an  Employee  employed
                    by   a   Participating   Employer   or   Non-

                    Participating Employer on December 31st of such year, or if not employed on such date is reemployed by a Participating Employer or Non-Participating Employer within 12 months of his termination of employment.

                                          V.

               Article I, Section 1.16, is amended and restated, to read as follows:

                         1.16 An Eligible Employee shall mean any
                    Employee of a Participating Employer; provided, however, that an Eligible Employee shall not include: (a) any Employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in this Plan; (b) any Employee who is providing services pursuant to an oral or written contract or leasing arrangement with an unrelated employer, including any Employee who under a Participating Employer's standard personnel practices, is deemed a subcontractor or a leased employee; (c) any Employee who is a Leased Employee; (d) any Employee who, under a Participating Employer's standard personnel practices, is deemed an independent contractor (without regard to such person's status for Federal income tax purposes and without regard to any subsequent determination that such person is a common law employee) and (e) any Employee who, under a Participating Employer's standard personnel practices, is deemed a contractor, jobber, or a consultant. All determinations shall be made in the sole discretion of the Participating Employer in a uniform non-discriminating manner.

                                         VI.

               Section 1.17, Employee, is amended and restated, to read as follows:

                         1.17 Employee shall mean any  person who
                    is employed by a Participating Employer or Non-Participating Employer as a common law employee receiving remuneration subject to withholding for purposes of the Federal Insurance Contribution Act (except that Leased Employees as described in Section 414(n)(2) of the Code shall be considered Employees solely for purposes of determining whether the requirements of Section 414(n)(3) of the Code are satisfied). A director of the Company is not eligible for participation in the Plan unless he is also an Employee.

                                         VII.

               Article I is amended to add Section 1.18A, effective with respect to each Employee as of the first Employment Year beginning on or after January 1, 1997, to read as follows:

                         1.18A  Employment  Year shall  mean  the
                    twelve consecutive month period of employment commencing on the date the Employee performs his first Hour of Service for the Employer and each anniversary thereof.

                                        VIII.

               Article I, Section 1.18B, Entry Date, is amended and restated to read as follows:

                         1.18B Entry Date shall mean January 1 or
                    July 1 for anyone whose first Employment Year begins on or after January 1, 1997. An Employee hired before this date will become a Participant on the first day of the month coincident with or next following the date on which he meets the eligibility requirements that were in effect at the time his employment began.

                                         IX.

               Article I, Section 1.21, Hour of Service, is amended to add a new paragraph (d), effective October 13, 1994, to read as follows:

                         (d)  If  an  Employee is absent from his
                              or her employment with the Employer
                              for  any  period   on   account  of
                              (i) Parental  Absence, or  (ii) any
                              period  of leave  recognized  under
                              the Family and Medical Leave Act of
                              1993,  such   Employee   shall   be
                              credited  with  sufficient Hours of
                              Service (not in excess  of  501  in
                              any  Plan  Year) so that a Break in
                              Service does  not  occur  in either
                              the  Employment Year in which  such
                              absence   begins   (if   credit  is
                              required  to  preclude  a Break  in
                              Service  in  such year) or  in  the
                              immediately  following   Employment
                              Year  (if no credit was awarded  in
                              the   preceding    year).    If   a
                              Returning Veteran was  absent  from
                              his  or  her  employment  with  the
                              Employer  on  account of Service in
                              the    Uniformed   Services,    the
                              Returning Veteran shall be credited
                              with sufficient Hours of Service so
                              that a Break  in  Service  does not
                              occur.   For  purposes of computing

                              Hours  of  Service  credited  under
                              this  paragraph  (d),  an  Employee
                              shall be credited with (i) Hours of
                              Service  which  would  otherwise be
                              credited  to such Employee  without
                              regard to the  absence,  or  (ii) 8
                              Hours  of  Service for each day  of
                              the absence.  The Committee, in its
                              sole   discretion,    may   require
                              (i) evidence that the absence is on
                              account  of a reason enumerated  in
                              this     paragraph     (d),     and
                              (ii) evidence as to the duration of
                              the absence.

                                          X.

               Article I, Section 1.21(b), Hour of Service, is amended, effective October 13, 1994 to delete the phrase "military service" and to restate the last paragraph, to read as follows:

                    To the extent not credited above, Hours of Service will also be credited, for vesting purposes, based on the customary work week of the Employee for periods of Service in the Uniformed Services (as required by applicable law).

                                         XI.

               Article I is amended to add Section 1.22A, to read as follows:

                         1.22A  A  Leased Employee shall mean any
                    person (excluding a person who is a common law employee of the Participating Employer or Non-Participating Employer) who, pursuant to an agreement between a Participating Employer (or an Affiliated Company) and any other person ("leasing organization") has performed services for the Participating Employer (or an Affiliated Company) and related persons determined in accordance with Section 414(n)(6) of the Code, on a "substantially full-time basis" for a period of at least one year and: for Plan Years after 1996, such services are performed under the primary direction or control of a Participating Employer (or an Affiliated Employer); for Plan Years prior to 1997, such services are of the type historically performed, in the business field of the Participating Employer (or an Affiliated Employer) by employees.

                         A person is considered to have performed
                    services on a "substantially full-time basis" for a period of at least one year if:
                    (a) during any consecutive 12-month period such person has performed at least 1,500

                    Hours   of   Service  for  the  Employer   or
                    (b) during any consecutive 12-month period such person performed services for the Employer for a number of Hours of Service at least equal to 75% of the average number of hours that are customarily performed by an employee of the Employer in the particular position.

                         Such  a  person will  not  be  a  Leased
                    Employee if the person (a) is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of such person's W-2 wages, (ii) immediate participation, and (iii) full and immediate vesting, and (b) provided, the Leased Employee, determined without regard to whether such person is a participant in the above described money purchase plan, do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

                         In  the event that any  Leased  Employee
                    subsequently becomes an Eligible Employee, then unless the Plan is otherwise excluded by applicable Treasury Regulations from the requirements of Code Section 414(n), the total period that such former Leased Employee provided services to the Participating Employer shall be treated under the Plan, for participation eligibility and vesting purposes as though he had been an Employee of the Participating Employer or Non-Participating Employer.

                                         XII.

               Article I, Section 1.25, One Year Break in Service for Benefit Accrual, is amended, effective with respect to each Employee as of his first Employment Year beginning on or after January 1, 1997, to read as follows:

                         1.25  One  Year  Break  in  Service  for
                    Benefit Accrual, for purposes of benefit accrual, shall mean a 12-month consecutive period following an Employee's Service Termination Date during which the Employee fails to be credited with an Hour of Service.

                                        XIII.

               Article I, Section 1.25A, One Year Break in Service, is amended, effective with respect to each Employee as of his first Employment Year beginning on or after January 1, 1997 to add a new Section 1.25A, to read in its entirety as follows:

                         1.25A  One  Year  Break  in Service, for
                    purposes of eligibility to participate and vesting, shall mean an Employment Year in which a Participant has 500 or less Hours of Service.

                                         XIV.

               Article  I,  Section  1.27,  Participant,  is  amended   and
          restated, to read as follows:

                         1.27   Participant  shall  mean  (a) any
                    Eligible Employee who satisfies the participation requirements set forth in
                    Article II, and (b) any former Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II.

                         In the event the Plan fails to pass  the
                    coverage requirements of Section 410(b) of the Code for a Plan Year, certain Employees will be given "Eligible Employee" status in a number necessary to satisfy the coverage requirements of Section 410(b) of the Code. "Eligible Employee" status will be given to certain Employees beginning first with the Employee who has both satisfied the participation requirements of Article II and has the most recent original employment date and continuing in descending original employment date order, to the extent necessary for the Plan to pass the coverage requirements of Section 410(b) of the Code. If two or more Employees have satisfied the participation requirements of Article II and have the same original employment date, Employees will be given "Eligible Employee" status determined in alphabetical order of the Employees' last names until the coverage requirements are met. Coverage under this paragraph only applies to the year in question.

                                         XV.

               Article I is amended to add the following Section 1.30A, effective October 13, 1994, to read in its entirety as follows:

                         Section  1.30A Returning Veteran means a
                    reemployed Employee who gave notice to the Company of his impending service in the Uniformed Services, (unless such notice was precluded by military necessity or was otherwise impossible or unreasonable), and the cumulative length of absence from the Company by reason of Service in the Uniformed Services does not exceed five years.

                                         XVI.

               Article I is amended to add the following Section 1.30B, effective October 13, 1994, to read in its entirety as follows:

                         Section  1.30B  Service in the Uniformed
                    Services means the performance of duty on a voluntary or involuntary basis in a
                    "Uniformed  Service"  and  includes:   active
                    duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, and a period for which a person is absent from a position of employment for the purpose of an examination to determine the fitness of the person to perform any such duty. The "Uniformed Services" include the Armed Forces, the Army National Guard, and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty; the commissioned corps of the Public Health Service; and any other category of persons designated by the President of the United States in time of war or emergency.

                                        XVII.

               Article I, Section 1.38, Year of Service, is amended, effective January 1, 1997, to read as follows:

                         1.38  Year  of  Service shall  mean  any
                    Employment Year beginning on or after January 1, 1997 in which an Employee completes 1000 Hours of Service with the Employer. An Employee's Years of Service include all periods counted as the Employee's Years of Service earned prior to 1997 under Plan provisions then in effect.

                         All of the Employee's Years  of  Service
                    with the Employer shall be taken into account including service prior to the year the Employee meets the definition of Eligible Employee, for purposes of satisfying the Plan's eligibility requirements and for calculating a Participant's Vested Interest in his Employer Contribution Account unless such periods of service are disregarded pursuant to Section 2.5 of the Plan.

                                        XVIII.

               Article I, is amended to add a new Section 1.38A, Year of Benefit Service, to read as follows, effective January 1, 1997:

                         Year of Benefit Service shall mean a 12-
                    month period commencing on the date the Eligible Employee completes one Hour of Service, but counting only months while an Eligible Employee, (or such later date of participation as specified in Appendix A) or anniversary thereof during which he is employed by a Participating Employer, provided that:

                    a.   An  Employee shall be credited with  one
                         Year of Benefit Service for each 12 complete months of employment, whether or not consecutive.

                    b. An Employee who is not absent from work due to a Parental Absence shall cease accruing Years of Service on his Service Termination Date, except if such Employee performs an Hour of Service within the 12 month period commencing on his Service Termination Date, his period of absence shall be treated as employment.

                    c. Years of Benefit Service shall include any one or more of the following, if they occur while the Employee is an Eligible Employee:

                         i.   any  period of absence because
                              of Service  in  the  Uniformed
                              Services   for   a   Returning
                              Veteran;

                         ii.  any  period  of layoff not  in
                              excess   of   one    year   in
                              duration;

                         iii. any   period   while  the  Eligible
                              Employee is on an approved leave of
                              absence   with   or   without   pay
                              (including any leave of absence for
                              maternity or paternity reasons);

                         iv.  any   other   period   of   absence
                              approved    by    a   Participating
                              Employer    or    Non-Participating
                              Employer including  paid  holidays,
                              paid vacations and sick leaves;

                         v.   any  other  period  of absence
                              during   which   the  Eligible
                              Employee does not  incur a One
                              Year  Break  in  Service   for
                              Benefit  Accrual; provided the
                              Employee returns to work as an
                              Eligible   Employee   with   a
                              Participating Employer or Non-
                              Participating  Employer within
                              the one-year period  after his
                              Service Termination Date;

                         vi.  to   the   extent   not   otherwise
                              credited above, the first 12 months
                              of   a   Parental  Absence  if  the
                              Employee  provides   the  Committee
                              with any evidence it may reasonably
                              require   to  determine  that   the
                              absence  is   on  account  of  such
                              Parental Absence.

                    Except as otherwise specifically provided under this Section 1.38A, a month shall be determined be dividing the number of days of employment, whether or not consecutive, by 30.

                    Notwithstanding anything in the Plan to the contrary, the Years of Service of any Participant determined as of January 1, 1988, shall not be less than the number of years he would have had on such date under the terms of a Prior Plan as in effect on December 31, 1987.

                                         XIX.

               The first sentence of Article III, Section 3.3, Early Retirement Date, is amended and restated to read as follows:

                     3.3 Early Retirement Date.  A Participant who has
               completed at least ten Years of Benefit Service may retire on the first day of any month following his 55th birthday, such date being known as his Early Retirement Date; provided, however, that such Participant provides the Committee with written notice at least 60 days prior to his Early Retirement Date.

                                         XX.

               The  references  in Paragraphs 4.1(a)(ii) and 4.1(b)(i)  and
          (ii) to "Years of Service" are amended to be references to "Years of Benefit Service", effective January 1, 1997.

                                         XXI.

               Article II, Section 2.1, Eligible Class, is amended and restated to read as follows:

                    2.1 Eligibility Requirements. An Employee is eligible to participate only after he (a) attains age 21; (b) has completed one Year of Service; and (c) is an Eligible Employee.

                                        XXII.

               The first paragraph of Article II, Section 2.2, Commencement of Participation, is amended and restated to read as follows:

                    2.2 Commencement of Participation. An Employee shall become a Participant on the first Entry Date on which he is an Eligible Employee and which coincides with or immediately follows the completion of the requirements set forth in Section 2.1. However, no Employee shall become a Participant prior to the effective date of the adoption of the Plan by his Employer.

                                        XXIII.

               The  last paragraph of paragraph a. of Article  IV,  Section
          4.6,  Maximum   Retirement   Income,  is  amended  and  restated,
          effective January 1, 1997, to read as follows:

                         For  the  purpose   of  determining  the
                    Actuarial Equivalent amount described in (v), above, or in (iii) above if the benefit is payable prior to the Social Security Retirement Age, the interest rate shall be the greater of 5% or the rate specified in
                    Section 1.2 of the Plan. To determine the Actuarial Equivalent amount in (iii) above if the benefit is payable after the Social Security Retirement Age, the interest rate shall be the lesser of 5%, or the rate specified in Section 1.2 of the Plan, with no mortality. In any event, the mortality table shall be as set forth in Revenue Ruling 95-6 or any successor publication of the Service. If the standard rate for determining Actuarial Equivalent benefits under Section
                    1.2 is modified, the above "greater of" rate will change accordingly. If the rate specified in Code Section 415(b)(2)(E) is modified the above "lesser of" rate will change accordingly.

                                        XXIV.

               The second paragraph of Article VI, Section 6.7 is amended, to add the following sentence:

                    Effective January 1, 1997, distribution of benefits to a Participant shall commence no later than the Required Beginning Date, as defined in Section 6.9.

                                         XXV.

               Article VI, is amended to add a new section 6.9, effective January 1, 1997, to read as follows:

                         6.9 Minimum Required Distributions.  The
                    following provisions apply in the event that a Participant reaches his Required Beginning
                    Date, as defined below:

                         (a)  Such  Participant  is  required  to
                         receive a benefit.

                         (b)  If the Participant elects  a  lump-
                              sum benefit or an annuity, the date
                              as  of which an annuity benefit  or
                              lump  sum  benefit  is  required to
                              begin, shall be no later  than  the
                              Participant's   Required  Beginning
                              Date.

                         (c)  If  the Participant  elects  to  be
                              paid  in  annual  installments, two
                              annual installments  may be made in
                              the   year   of  the  Participant's
                              Required      Beginning       Date.
                              Subsequent annual installments must
                              be  made by the December 31 of that
                              year.      The    first     payment
                              applicable to the year in which the
                              Participant attained age 70 1/2 or,
                              if later, retired,  cannot  be made
                              later    than   the   Participant's
                              Required   Beginning   Date.    The
                              second annual  installment  must be
                              made by the December 31 immediately
                              following     the     Participant's
                              Required Beginning Date.

                           Required  Beginning  Date shall  mean,
                    effective January 1, 1997, for anyone other than a 5% owner (as defined in Code Section 416(i)(1)(B)(i)) April 1st of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2, or (b) the calendar year in which the Employee terminates employment with the Employer. For Plan Years beginning prior to January 1, 1997, Required Beginning Date shall mean April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2.

                         If    minimum   required   distributions
                    commenced prior to December 31, 1996 to a Participant who remains employed by a Participating Employer, such Participant may elect, at any time during the Plan Year ending December 31, 1997, to cease further distributions until he has terminated employment.

               IN  WITNESS WHEREOF, Avondale Industries,  Inc.  has  caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 31st day of December, 1996.
                                      ----        --------

          WITNESSES:                         AVONDALE INDUSTRIES, INC

          /s/ JOY T. RINALDI                 BY: /s/ THOMAS M. KITCHEN
          ------------------                     ---------------------
                                                 Thomas M. Kitchen, Secretary
          /s/ JACKIE H. WALKER
          --------------------


          ATTEST

          /s/ BL HICKS
          ------------
          (Corporate Seal)

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON


               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Three to the Avondale Industries, Inc. Pension Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                             /s/ THOMAS M. KITCHEN
                                             ---------------------
                                             Thomas M. Kitchen



          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 31st DAY
                         ----
          OF DECEMBER, 1996.
             --------

          /s/ A. BLOMKALNS
          ----------------
          NOTARY PUBLIC

                                         -2-